CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) [Abstract]
Net Income (Loss)	$ 98,711	$ 15,101	$ (171,328)
Other Comprehensive Income (Loss)
Translation Differences	(89)	(210)	(102)
Unrealized Gain (Loss) on Defined benefit plan	(192)	(22)	(163)
Other Comprehensive Income (Loss)	(281)	(232)	(265)
Total Comprehensive Income (Loss)	$ 98,430	$ 14,869	$ (171,593)